Exhibit 10.1




                           RESTRICTED STOCK AGREEMENT

        This Restricted Stock Agreement, dated as of the Grant Date set forth on the signature page hereto (the "Grant Date"), between FairPoint Communications, Inc., a Delaware corporation (the "Company"), and the director whose name appears on the signature page hereto (the "Director"), is being entered into pursuant to the FairPoint Communications, Inc. 2005 Stock Incentive Plan (the "Plan"). Capitalized terms used herein without definition have the meaning given in the Plan.

        1. Grant of Restricted Stock. The Company hereby evidences and confirms its grant to the Director, effective as of the Grant Date, of the number of Shares specified on the signature page hereto. All Shares received by the Director under this Agreement are subject to the restrictions contained herein and are referred to as "Restricted Stock." This Agreement is subordinate to, and the terms and conditions of the Restricted Stock granted hereunder are subject to, the terms and conditions of the Plan, which are incorporated by reference herein. If there is any inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall govern.

        2. Vesting of Restricted Stock.

        (a) Restricted Period. Except for transfers to Permitted Transferees approved by the Committee and transfers by will or by the laws of descent and distribution, the Restricted Stock granted hereby may not be sold, assigned, transferred, pledged, hypothecated or otherwise directly or indirectly encumbered or disposed of until the end of the Period of Restriction. Subject to the Director's remaining in office on each vesting date, and except as provided in Section 2(b)(i) hereof or Article IX of the Plan, the Period of Restriction shall lapse, and the Restricted Stock shall become vested, in four equal installments on the first day of each of the first four calendar quarters following the Grant Date.

        (b) Termination of Service. Notwithstanding anything contained in this Agreement to the contrary, (i) if the Director's service is terminated by reason of the Director's death or Disability during the Period of Restriction, the Shares underlying the Restricted Stock shall become fully vested and nonforfeitable, and (ii) if the Director's service is terminated for any reason other than death or Disability during the Period of Restriction, any Restricted Stock held by the Director for which the Period of Restriction has not then expired shall be forfeited and canceled as of the date of such termination.

        3. Director's Representations, Warranties and Covenants.

        (a) Investment Intention. The Director represents and warrants that the Restricted Stock has been, and any Shares will be, acquired by the Director solely for the Director's own account for investment and not with a view to or for sale in connection



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with any distribution thereof. The Director further understands, acknowledges and agrees that the Restricted Stock, and any Shares, may not be transferred, sold, pledged, hypothecated or otherwise disposed of except to the extent expressly permitted hereby and at all times in compliance with the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Securities Exchange Commission thereunder, and in compliance with applicable state securities or "blue sky" laws and non-U.S. securities laws.

        4. Director's Rights with Respect to Restricted Stock.

        (a) Rights as Stockholder. The Director shall have, with respect to all Restricted Stock, the right to vote such Restricted Stock and the right to receive dividends, but shall otherwise enjoy none of the rights of a stockholder unless and until the expiration of the Period of Restriction with respect to such Restricted Stock. Any securities issued to or received by the Director with respect to Restricted Stock as a result of a stock split, a combination of shares or any other change or exchange of the Restricted Stock for other securities, by reclassification, reorganization, distribution, liquidation, merger, consolidation, or otherwise, shall have the same status, be subject to the same restrictions and bear the same designation in the records of the Company's transfer agent as the Shares of Restricted Stock such securities are issued for, and any stock certificates shall be held by the Company for as long as the Shares of Restricted Stock such securities are issued for are so held, unless otherwise determined by the Committee.

        (b) Legend. The Shares of Restricted Stock shall be registered in the Director's name on the date of grant through a book entry credit in the records of the Company's transfer agent, but shall be recorded as restricted Shares until the expiration of the Period of Restriction. Upon the expiration of the Period of Restriction with respect to any Shares of Restricted Stock, the Company shall instruct its transfer agent to record such Shares as unrestricted. In the event any stock certificates are issued in respect of the Shares of Restricted Stock during the Period of Restriction, such certificates shall bear a restrictive legend determined by the Committee until the expiration of the Period of Restriction with respect to such Shares.

        5. Change in Control. In the event of a Change in Control, all of the Director's Shares of Restricted Stock shall be treated in accordance with the provisions of Article IX of the Plan.

        6. Miscellaneous.

        (a) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or


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assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

        (b) Amendment. This Agreement may not be amended, modified or supplemented orally, but only by a written instrument executed by the Director and the Company.

        (c) Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or Director without the prior written consent of the other party; provided that the Company may assign all or any portion of its rights or obligations under this Agreement to one or more persons or other entities designated by it.

        (d) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to principles of conflict of laws which would require application of the law of another jurisdiction, except to the extent that the corporate law of the State of Delaware specifically and mandatorily applies.

        (e) Severability; Blue Pencil. In the event that any one or more of the provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

        (f) Consent to Electronic Delivery. By executing this Agreement, Director hereby consents to the delivery of information (including, without limitation, information required to be delivered to the Director pursuant to applicable securities laws) regarding the Company and the Subsidiaries, the Plan, and the Restricted Stock via Company web site or other electronic delivery.

        (g) Section and Other Headings, etc. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

        (h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                           - Signature page follows -


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        IN WITNESS WHEREOF, the Company and Director have executed this
Agreement as of the Grant Date.

                                            FAIRPOINT COMMUNICATIONS, INC.



                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________



                                            DIRECTOR



                                            ____________________________________

                                            Name:_______________________________


                                            Address:

                                            ____________________________________

                                            ____________________________________

                                            ____________________________________





Total Number of Shares of
Restricted Stock Granted:__________

Grant Date: __________




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                                   STOCK POWER

        FOR VALUE RECEIVED, the undersigned, ______________, hereby assigns and transfers to the Secretary of FairPoint Communications, Inc., a Delaware corporation (the "Company"), ____ shares of common stock, par value $.01 per share, of the Company, standing in the undersigned's name on the books of the Company, represented by Certificate No. ____ herewith and does hereby irrevocably constitute and appoint the Secretary of the Company attorney to transfer said stock on the books of the Company with full power of substitution in the premises.



        Dated: __________, ______





                                            By:_________________________________